1. Business and Management's Plan of Operation	12 Months Ended
Dec. 31, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business and Management's Plan of Operation

Business

Global Future City Holding Inc., formerly FITT Highway Products, Inc. (the “Company”), is in the business of manufacturing (on an outsource basis), distribution and sale of energy drinks. We market three two-ounce energy shots named “F.I.T.T. Energy for Life” (the “FITT Energy Shot”), “F.I.T.T. Energy Extreme” and "F.I.T.T. Energy Rx". As discussed in Note 14, we have agreed to sell 80% of our common stock to Sky Rover Holdings Ltd. (“Sky Rover”). If we are successful in closing this transaction, our business will also include the marketing and promotion of an E-Gold coin (the “EGD”), a type of crypto-asset created by Sky Rover, to merchants and consumers.

If the Sky Rover transaction closes, we will continue to market and sell our FITT brand of energy shots while considering additional business alternatives, including among other things, a proposed business model where the Company shall establish four subsidiaries. The first subsidiary will market a mobile application (“IP Technology”). Because the price of EGD continuously fluctuates, the IP Technology provides merchants with proprietary software that enables these merchants to calculate how much Rewarded EGD (as defined below) a consumer is eligible to receive. The second subsidiary will operate an online store and various merchants that sell goods and services to consumers, and gives consumers a certain percentage for completing the task or for the purchased goods/services back in the form of EGD (“Rewarded EGD”) as part of a loyalty program. The third subsidiary will be a foreign company that will sell a set amount of EGD to foreign individuals and entities. The fourth subsidiary will continue to sell the Company’s current energy drinks while participating in giving away Rewarded EGD as well. The Company itself will provide marketing services to merchants that want to establish loyalty program(s) with its customers (collectively, the “Proposed Business Model”).

The Securities and Exchange Commission (“SEC”) has not deemed whether a form of digital currency or crypto asset itself is a security, due to this uncertainty, the Company has submitted a Request for No-Action Relief (the “No-Action Letter) on February 10, 2015 to the SEC to obtain clarification that the SEC will not recommend enforcement action against the Company and its related subsidiaries regarding the Proposed Business Model if they conduct themselves as described in the No-Action Letter.

If the Sky Rover transaction fails to close, the Company will continue to market and sell our FITT brand of energy shots.

Name Change

On October 16, 2014, our Board of Directors approved an agreement and plan to merge with our newly formed and wholly-owned subsidiary, Global Future City Holding Inc., a Nevada corporation, to effectuate a name change from FITT Highway Products, Inc. to Global Future City Holding Inc. Global was formed solely for the purpose of this name change and our Company would be the surviving entity following the merger. The Articles of Merger effectuating the merger and name change were filed with the Nevada Secretary of State on October 16, 2014 and became effective October 29, 2014. In connection with the name change, our ticker symbol was changed from FHWY to FTCY.

Merger with FITT

In 2012, F.I.T.T Energy Products, Inc. (“FITT”) proposed negotiating a business combination with us and, on November 5, 2012, our Board of Directors approved commencing formal negotiations with FITT in this regard. On June 12, 2013, the Board, by unanimous written consent, recommended that our stockholders approve the Company entering into a Merger and Reorganization Agreement (the “Merger Agreement”) with FITT and on June 12, 2013, holders of a majority of the voting power of all shares of our common and preferred stock entitled to vote, by written consent in lieu of a special meeting of our stockholders, approved the following action: entry into the Merger Agreement with FITT whereby FITT would be merged into the Company, with the Company being the surviving entity (the “Merger”). The Merger Agreement, which was entered into on June 18, 2013, required that FITT obtain an independent valuation which would serve as the basis for a share exchange once all necessary approvals were obtained. A Definitive Information Statement on Schedule 14C (“DEF 14C”) was mailed to our shareholders on October 8, 2013 and the Merger became effective on October 29, 2013. On October 29, 2013, we issued 33,000,000 shares of common stock to the shareholders of FITT in the manner set out in the Merger Agreement. As such, the FITT shareholders owned approximately 89% of the post merged company as of the transaction date. Global Future City Holding Inc. and FITT are hereafter known collectively as the “Company”.

For accounting purposes, this merger was treated as a reverse-acquisition since control of our Company passed to the FITT shareholders. As a result of this accounting treatment, subsequent to October 29, 2013, the effective date of the reverse-acquisition, the historical financial statements of FITT, the accounting acquirer, are presented for all periods prior to the acquisition as a change in reporting entity. The financial statements of Global Future City Holding Inc. are included from October 29, 2013. The assets acquired and liabilities assumed of Global Future City Holding Inc. were recorded at fair value, which approximated the carrying value, on the acquisition date and included in the financial information post-merger. The following is pro-forma revenue and earnings information for the year ended December 31, 2013 assuming both our Company and FITT had been combined as of January 1, 2013. Amounts have been rounded to the nearest thousand and are unaudited:

Sales, net	$39,000

Loss before income taxes	$(2,338,000)

Management’s Plan of Operations

During the years ended December 31, 2014 and 2013, the Company has generated minimal revenue and had significant losses from operations.  Given the Company’s lack of historical revenue, negative cash flows from operations, operating losses, and lack of significant capital to execute our business and marketing plan for the FITT Energy Drinks, there are factors present that indicate substantial doubt about the Company’s ability to continue as a going concern.  Subsequent to year end, the Company has secured $3,000,000 in financing (see Note 14) that is expected to be used for working capital, repayment of certain debts, and investments into projects and/or inventory that Management expects will provide the Company with future revenues and the ability to obtain add-on financing if needed.  In addition, the Company has agreements in place, such that if and when the Sky Rover transaction is closed, approximately $1,680,000 in accrued compensation and payroll taxes will be alleviated from the Company’s current liabilities, $845,000 in notes payable, plus the related interest thereon can be forced to convert if market conditions are met, and $400,000 in deposits from Sky Rover will no longer be subject to return, for total reductions in liabilities of $2.9 million before any cash is used to settle additional liabilities. Accordingly, we believe based on historical operating costs and planned future operating costs, that the capital received and resulting debt alleviation subsequent to year end will be sufficient to finance our working capital needs over the next 12 months.